     As filed with the Securities and Exchange Commission on May 30, 1996


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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): May 24, 1996


                      EQUITY RESIDENTIAL PROPERTIES TRUST
              (Exact Name of Registrant as Specified in Charter)


           Maryland                        1-12252               36-3877868
  (State or other jurisdiction           (Commission          (I.R.S. Employer
of incorporation or organization)        File Number)        Identification No.)


         Two North Riverside Plaza, Suite 450
                   Chicago, Illinois                               60606
       (Address of principal executive offices)                  (Zip Code)


      Registrant's telephone number, including area code:  (312) 474-1300

                                Not applicable
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 7.  Financial Statements, Pro forma Financial Information and Exhibits


Exhibit
Number                 Exhibit
- ------------           ----------------------------------------

    1 Terms Agreement dated May 24, 1996 which is being filed pursuant to Regulation S-K, Item 601(b)(1) as an exhibit to the Registrant's registration statement on Form S-3, file no. 33-96792, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.

    5 Opinion of Rosenberg & Liebentritt, P.C., which is being filed pursuant to Regulation 601(b)(5) as an exhibit to the Registrant's registration statement on Form S-3, file no. 33-96792, under the Securities Act of 1933, as amended, and which, as this Form 8-K filing is incorporated by reference in such registration statement, is set forth in full in such registration statement.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    EQUITY RESIDENTIAL PROPERTIES TRUST


Date:  May 30, 1996                 By:   /s/  Bruce C. Strohm
                                         -------------------------------------
                                         Bruce C. Strohm, Secretary, Executive
                                         Vice President and General Counsel

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